FIRST AMENDMENT



This is the first amendment to that certain Employment Contract dated as of April 1, 1997 between SABAN ENTERTAINMENT, INC. and MARK ITTNER.

1. The name of the Company employing you shall be changed from SABAN ENTERTAINMENT, INC. TO FOX FAMILY WORLDWIDE, INC.

2. The Term of your employment pursuant to the terms of your Contract, as amended, shall continue through March 31, 2002.

3. Paragraph 3(a) shall be amended by adding the following:

     (4) During the fourth year of the Term, we will pay you a gross annual salary of $255,000.

     (5) During the fifth year of the Term, we will pay you a gross annual salary of $270,000.

     Paragraph 3(a)(4) of the Contract shall become Paragraph 3(a)(6).

In all other respects the Contract between us shall remain in full force and effect.

IN WITNESS WHEREOF, you and we have entered into this First Amendment as of April 1, 1999.

                                                FOX FAMILY WORLDWIDE, INC.


By:  /S/ MARK ITTNER                            By:  /S/ JACK SAMUELS
   -----------------------------                   -----------------------------
   Mark Ittner                                        Sr. V.P. General Counsel